POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Helix Technology Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints Robert J. Lepofsky, Beverly L. Armell, and William Williams II, or any one of them, his true and lawful attorney or attorneys and agent or agents to do any and all acts and to execute any and all instruments which said attorney or attorneys and agent or agents may deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, requirements or requests of the Securities and Exchange Commission thereunder or in respect thereof in connection with the filing under such Act of the Annual Report of the Corporation on Form 10-K for the year 1996 including specifically, but without limiting the generality of the foregoing, power and authority to execute the name of the undersigned Director as indicated below to the Form 10-K to be filed with the Securities and Exchange Commission and to execute his name with respect to any amendment to such Form 10-K and the undersigned does hereby ratify and confirm all that said attorney or attorneys and agent or agents or any one of them shall do or cause to be done on his behalf by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 20th day of February, 1997.





                                    R. Schorr Berman
                                    (Signature)

                              POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Helix Technology Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints Robert J. Lepofsky, Beverly L. Armell, and William Williams II, or any one of them, his true and lawful attorney or attorneys and agent or agents to do any and all acts and to execute any and all instruments which said attorney or attorneys and agent or agents may deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, requirements or requests of the Securities and Exchange Commission thereunder or in respect thereof in connection with the filing under such Act of the Annual Report of the Corporation on Form 10-K for the year 1996 including specifically, but without limiting the generality of the foregoing, power and authority to execute the name of the undersigned Director as indicated below to the Form 10-K to be filed with the Securities and Exchange Commission and to execute his name with respect to any amendment to such Form 10-K and the undersigned does hereby ratify and confirm all that said attorney or attorneys and agent or agents or any one of them shall do or cause to be done on his behalf by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 20th day of February, 1997.





                                    Arthur R. Buckland
                                    (Signature)

                               POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Helix Technology Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints Robert J. Lepofsky, Beverly L. Armell, and William Williams II, or any one of them, his true and lawful attorney or attorneys and agent or agents to do any and all acts and to execute any and all instruments which said attorney or attorneys and agent or agents may deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, requirements or requests of the Securities and Exchange Commission thereunder or in respect thereof in connection with the filing under such Act of the Annual Report of the Corporation on Form 10-K for the year 1996 including specifically, but without limiting the generality of the foregoing, power and authority to execute the name of the undersigned Director as indicated below to the Form 10-K to be filed with the Securities and Exchange Commission and to execute his name with respect to any amendment to such Form 10-K and the undersigned does hereby ratify and confirm all that said attorney or attorneys and agent or agents or any one of them shall do or cause to be done on his behalf by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 20th day of February, 1997.





                                    Frank Gabron
                                    (Signature)

                               POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Helix Technology Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints Robert J. Lepofsky, Beverly L. Armell, and William Williams II, or any one of them, his true and lawful attorney or attorneys and agent or agents to do any and all acts and to execute any and all instruments which said attorney or attorneys and agent or agents may deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, requirements or requests of the Securities and Exchange Commission thereunder or in respect thereof in connection with the filing under such Act of the Annual Report of the Corporation on Form 10-K for the year 1996 including specifically, but without limiting the generality of the foregoing, power and authority to execute the name of the undersigned Director as indicated below to the Form 10-K to be filed with the Securities and Exchange Commission and to execute his name with respect to any amendment to such Form 10-K and the undersigned does hereby ratify and confirm all that said attorney or attorneys and agent or agents or any one of them shall do or cause to be done on his behalf by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 20th day of February, 1997.





                                    Milton C. Lauenstein
                                    (Signature)

                               POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Helix Technology Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints Robert J. Lepofsky, Beverly L. Armell, and William Williams II, or any one of them, his true and lawful attorney or attorneys and agent or agents to do any and all acts and to execute any and all instruments which said attorney or attorneys and agent or agents may deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, requirements or requests of the Securities and Exchange Commission thereunder or in respect thereof in connection with the filing under such Act of the Annual Report of the Corporation on Form 10-K for the year 1996 including specifically, but without limiting the generality of the foregoing, power and authority to execute the name of the undersigned Director as indicated below to the Form 10-K to be filed with the Securities and Exchange Commission and to execute his name with respect to any amendment to such Form 10-K and the undersigned does hereby ratify and confirm all that said attorney or attorneys and agent or agents or any one of them shall do or cause to be done on his behalf by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 20th day of February, 1997.





                                    Marvin G. Schorr
                                    (Signature)

                             POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Helix Technology Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints Robert J. Lepofsky, Beverly L. Armell, and William Williams II, or any one of them, his true and lawful attorney or attorneys and agent or agents to do any and all acts and to execute any and all instruments which said attorney or attorneys and agent or agents may deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, requirements or requests of the Securities and Exchange Commission thereunder or in respect thereof in connection with the filing under such Act of the Annual Report of the Corporation on Form 10-K for the year 1996 including specifically, but without limiting the generality of the foregoing, power and authority to execute the name of the undersigned Director as indicated below to the Form 10-K to be filed with the Securities and Exchange Commission and to execute his name with respect to any amendment to such Form 10-K and the undersigned does hereby ratify and confirm all that said attorney or attorneys and agent or agents or any one of them shall do or cause to be done on his behalf by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 20th day of February, 1997.





                                   Wickham Skinner
                                   (Signature)

                               POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Helix Technology Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints Robert J. Lepofsky, Beverly L. Armell, and William Williams II, or any one of them, his true and lawful attorney or attorneys and agent or agents to do any and all acts and to execute any and all instruments which said attorney or attorneys and agent or agents may deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, requirements or requests of the Securities and Exchange Commission thereunder or in respect thereof in connection with the filing under such Act of the Annual Report of the Corporation on Form 10-K for the year 1996 including specifically, but without limiting the generality of the foregoing, power and authority to execute the name of the undersigned Director as indicated below to the Form 10-K to be filed with the Securities and Exchange Commission and to execute his name with respect to any amendment to such Form 10-K and the undersigned does hereby ratify and confirm all that said attorney or attorneys and agent or agents or any one of them shall do or cause to be done on his behalf by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 20th day of February, 1997.





                                    Mark S. Wrighton
                                    (Signature)